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                                                                      EXHIBIT 23


                        Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statements (Form S-8, No. 333-8162, Form S-8, No. 333-71532, Form S-8, No. 333-55480,
and Form S-8 No. 333-62907) of TLC Vision Corporation of our report dated March 12, 2004, with respect to the consolidated financial statements and schedule of TLC Vision Corporation included in the Annual Report (Form 10-K) for the year ended December, 31, 2003.



St. Louis, Missouri                                     /s/ Ernst & Young LLP
March 15, 2004